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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  DATE OF EARLIEST EVENT REPORTED: May 24, 2002


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

                  TEXAS                                  74-1611874
     (State or other jurisdiction of        (I.R.S. Employer Identification No.)
     incorporation or organization)

       15835 Park Ten Place Drive                           77084
             Houston, Texas                              (Zip Code)
(Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800

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ITEM 5. OTHER EVENTS

     On May 24, 2002, the Company announced that Woodside Energy Ltd. has awarded the ATWOOD FALCON a contract to drill two firm wells plus options to drill three additional wells off the coast of Australia. A copy of the press release announcing the contract award is filed with the Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  EXHIBITS


EXHIBIT 99.1  PRESS RELEASE DATED MAY 24, 2002

EXHIBIT 99.2CONTRACT STATUS SUMMARY AT MAY 24, 2002


ITEM 9.    REGULATION FD DISCLOSURE

     The RICHMOND commenced in early May 2002 drilling its one-well plus one-well option program for El Paso Production Oil & Gas Company which could take 70 to 90 days to complete.

     Additional information with respect to the Company's contract status summary at May 24, 2002 is attached hereto as EXHIBIT 99.2, which is being furnished in accordance with Rule 101 (e)(1) under Regulation FD and should not be deemed to be filed.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2001, filed with the Securities and Exchange Commission.





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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ATWOOD OCEANICS, INC.
                                  (Registrant)



                                    /s/ James M. Holland
                                    James M. Holland
                                    Senior Vice President

                                    DATE:      May 24, 2002



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                                  EXHIBIT INDEX


EXHIBIT NO.               DESCRIPTION

99.1            Press Release Dated May 24, 2002

99.2            Contract Status Summary at May 24, 2002



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                                                                 EXHIBIT 99.1

HOUSTON, TEXAS

24 MAY 2002

FOR IMMEDIATE RELEASE:


     ATWOOD OCEANICS, INC. (A HOUSTON BASED INTERNATIONAL OFFSHORE DRILLING CONTRACTOR - NYSE: ATW) ANNOUNCED TODAY THAT WOODSIDE ENERGY LTD ("WOODSIDE") HAS AWARDED THE ATWOOD FALCON A CONTRACT TO DRILL TWO (2) WELLS PLUS OPTIONS FOR WOODSIDE TO DRILL UP TO THREE (3) ADDITIONAL WELLS OFF THE NORTHWEST COAST OF AUSTRALIA. THE ATWOOD FALCON IS CURRENTLY DRILLING A FIVE-WELL PROGRAM FOR SARAWAK SHELL BERHAD AND SABAH SHELL PETROLEUM COMPANY LTD OF THE COAST OF MALAYSIA. IMMEDIATELY UPON COMPLETION OF ITS CURRENT CONTRACT (ESTIMATED OCTOBER
2002), THE RIG WILL BE MOVED TO AUSTRALIA TO COMMENCE THE DRILLING PROGRAM FOR WOODSIDE WHICH COULD EXTEND FOUR TO FIVE MONTHS IF ALL FIVE WELLS ARE DRILLED. THE CONTRACT PROVIDES FOR A DAYRATE RANGING FROM $89,100 TO $108,600 DEPENDING UPON THE WATER DEPTH OF EACH WELL DRILLED, WITH MOBILIZATION AND DEMOBILIZATION PAYMENTS RANGING FROM $1 MILLION TO $1.25 MILLION DEPENDING UPON THE NUMBER OF WELLS DRILLED.


                                                           CONTACT:  JIM HOLLAND
                                                                    281-749-7804



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                                                                    EXHIBIT 99.2

                                  EXHIBIT 99.5
                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                             CONTRACT STATUS SUMMARY
                                 AT MAY 24, 2002

NAME OF RIG             LOCATION         CUSTOMER            CONTRACT STATUS
-----------             --------         --------            ---------------
SEMISUBMERSIBLES -
------------------
ATWOOD FALCON           MALAYSIA         SARAWAK SHELL       The rig is conducting a drilling program in Malaysia for Sarawak
                                         BERHAD/SABAH        Shell Berhad and Sabah Shell Petroleum Company Ltd. ("Shell").
                                         SHELL               The drilling contract includes five firm wells plus provides Shell
                                         PETROLEUM           with options to drill five additional wells.  Immediately upon
                                         COMPANY LTD.        completion of the Shell contract commitment for its firm wells
                                                             (estimated October 2002), the rig will be moved to Australia to commence a program providing for the drilling of two wells plus options to drill three additional wells for Woodside Energy Ltd.

ATWOOD HUNTER           EGYPT           BURULLUS GAS         The rig commenced in December 2001 an eleven-well drilling program
                                        COMPANY              estimated to take between 280 and 340 days to complete.

ATWOOD EAGLE            SHIPYARD IN GREECE                   The rig is currently undergoing an approximate $90 million water-depth upgrade and refurbishment. The upgrade should take approximately six months shipyard time to complete (October/November 2002).  Contract opportunities to commence following the rig's upgrade are being pursued internationally.

SEAHAWK                 MALAYSIA         EXXONMOBIL          The rig's current contract terminates in December 2003, with an
                                         EXLPORATION &       option for the Operator to extend.
                                         PRODUCTION
                                         MALAYSIA INC.


ATWOOD SOUTHERN CROSS   MEDITERRANEAN    SAMEDAM,            The rig has contractual commitments in Israel which should keep the
                        SEA              MEDITERRANEAN SEA   rig employed into the fourth quarter of fiscal 2002.


SEASCOUT                UNITED STATES                        The SEASCOUT was purchased in December 2000 for future conversion to
                        GULF OF MEXICO                       a tender-assist unit, similar to the SEAHAWK, once an acceptable contract opportunity is secured.



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CANTILEVER JACK-UPS -
-----------------------
VICKSBURG               MALAYSIA -       CARIGALI-           The rig commenced a drilling program in October 2001 which could
                        THAILAND         TRITON              include up to 31 wells (completion of which should extend into fiscal
                        JOINT            OPERATING           2003). CTOC has the option of canceling the contract at any time
                        DEVELOPMENT                          after giving a sixty-day written notice of termination.
                        AREA

ATWOOD BEACON           UNDER CONSTRUCTION                   The Company expects the construction of this ultra-premium jack-up drilling unit to be completed in June 2003.

SUBMERSIBLE -
-------------
RICHMOND                UNITED STATES    EL PASO             The rig commenced drilling in May 2002 a one-well (estimated to
                        GULF OF MEXICO   PRODUCTION OIL      take between 70 and 90 days to complete) plus an one-option well
                                         & GAS               program in the US Gulf of Mexico.


MODULAR PLATFORMS -
--------------------
RIG-200                 AUSTRALIA                            The rig is available for contract since it became idle in June 1999.


                                              MANAGEMENT/LABOR CONTRACTS
                                              --------------------------
GOODWYN 'A'/
NORTH RANKIN 'A         AUSTRALIA        WOODSIDE ENERGY     There is currently an indefinite planned break in drilling activity
                                         LTD.                for the two client-owned rigs.  The Company is involved in maintenance of the two rigs for future drilling programs.

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